                                                                          [LOGO]


                                              Semi-Annual Report to Shareholders
                                                       Advantus Cornerstone Fund


                                                                  March 31, 1998

ADVANTUS CORNERSTONE FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     6

STATEMENT OF ASSETS AND LIABILITIES           9

STATEMENT OF OPERATIONS                      10

STATEMENTS OF CHANGES IN NET ASSETS          11

NOTES TO FINANCIAL STATEMENTS                12

SHAREHOLDER SERVICES                         18

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

Investors experienced a positive financial environment with moderate economic growth and low inflation throughout the six-month reporting period. Fears of inflation in our economy have dissipated as negative economic events in Asia unfolded and took on global implications earlier in the reporting period.

The "Asian Flu" severely affected several Far Eastern currencies and stock markets, leaving a trail of bankruptcies, uncertainties, and fears in its wake. In fact, a "flight to quality" poured assets into U.S. markets, particularly the bond market, which is a popular destination for investors during periodic flights to quality.

Broadly speaking, both equity and fixed income securities have demonstrated notable results this reporting period. Indices, such as the S&P 500,* which returned 16.3 percent at the end of the six-month period; and The Lehman Brothers Government Corporate Bond Index,** which returned 4.8 percent for the same period, reflected the GENERAL strength of the equity and fixed income markets respectively.

As investors, we all enjoy "market watching." We have witnessed the financial markets change, sometimes significantly, because of actual events or because of mere perceptions in those markets. Keeping a long-range view of investing is important because it smoothes out the highs and lows. We believe that investors derive the greatest benefit by maintaining a long-range perspective on investing.

Investors were notified earlier in a supplement to the Fund prospectus about a change in the Fund's manager. Gary Aster now manages the Advantus Cornerstone Fund. Gary joined Advantus on March 9, 1998. His specialty is value investing, and he brings 24 years of investment experience to the Value Team at Advantus. Gary's commentary on the Fund's performance for this six-month period follows in your report.

Thank-you for investing with Advantus.

Sincerely,

       [SIGNATURE]
Robert E. Hunstad, President
Advantus Funds

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.

**The Lehman Brothers Government Corporate Bond Index is an unmanaged benchmark composite of the Lehman Brothers Government Bond Index which includes all publicly issued debt of the U.S. Government and Agencies and The Lehman Brothers Corporate Bond Index which includes all publicly issued, fixed rate, nonconvertible investment grade dollar-denominated, SEC registered corporate debt.

ADVANTUS CORNERSTONE FUND
PERFORMANCE UPDATE
[PHOTO]
GARY ASTER, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone
Fund is a mutual fund designed for
investors seeking long-term accumulation of capital. In pursuit of this objective, the Fund will invest primarily in equity securities of companies which, in the opinion of the Adviser, have market values which appear low relative to their underlying value or future growth potential.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Cornerstone Fund's performance for the six month period ended March 31, 1998 for each class of shares offered is as follows:

    Class A..................................  1.5 percent*
    Class B..................................   .9 percent*
    Class C..................................   .8 percent*

The Fund's benchmark index, the Russell 1000 Value Index,** earned 16.6 percent for the same period.

In prior reporting periods, the S&P Barra Value Index+ was used as the Fund's benchmark. The current benchmark, the Russell 1000 Value Index,** better fits our stated investment objective than did the S&P Barra Value Index.+

PORTFOLIO ANALYSIS

The Advantus Cornerstone Fund significantly underperformed during the six-month reporting period ended March 31, 1998. During this the six-month reporting period, the Fund's level of exposure to various economic sectors had a significant impact on its total return relative to the overall markets. Some company-specific issues chipped away at the Fund's performance. Several securities were liquidated because they demonstrated long-term threats to the Fund. For example, in the Waste Management Sector, WMX Technologies, Inc (WMX) was eliminated because of their earnings loss as well as key management changes that threatened investors' confidence in the firm.

The Energy sector proved to be the worst performing sector, down nearly 20 percent. This was due to the sharp drop in the price of oil. Because the Fund was heavily weighted in Energy stocks, and that sector performed so poorly this reporting period, the Fund's performance significantly lagged the overall market and certain value-oriented indices.

The individual companies currently held in the Fund, including those within the Energy sector, have solid fundamentals and are well managed. Most importantly, they are selling at quite reasonable relative valuations and should--over time--perform well regardless of occasional speculative ebbs and flows in the overall markets.

The much-publicized Asian economic problems began to have a negative impact on many companies' earnings prospects, which, in turn, created a difficult environment for stocks in general. The Fund was not immune from these events and prices of its holdings that had links to Asian economies declined accordingly. A specific holding that impacted the Fund's return was Lam Research Corporation
(LRCX), a Technology stock that we held for much of the reporting period. LRCX manufactures its products in the U.S.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                                  MARCH 31, 1998
and exports them to Asian markets. Consequently, the Far Eastern currency debacle had a negative effect on Lam Research's earnings. In addition, LRCX stock declined in anticipation of downward earnings revisions.

Our positions in the Health Care and Utility sectors performed well during the reporting period and the Fund's holdings in these areas met or surpassed earnings expectations.

We have been examining each security within the Fund to ensure that each fits within our value investing style. Even though the Fund's overweighting in Energy stocks affected the six-month performance, all of these stocks are good values today and fit the value considerations for the Fund.

Our focus has been--and will remain--on companies that offer both low relative valuations and expected improvements in operating performance.

OUTLOOK

Looking ahead, we expect the Fund's performance to improve as oil and gas prices stabilize and then begin to improve. The overall market's recovery from the events described above has been robust but selective. Notably, energy related stocks and retail stocks have lagged recovery in the overall market. We anticipate that these sectors will likely gain momentum as they seek to achieve their financial goals.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains stock from the Russell 1000 with low book to price ratio. The Russell 1000 are the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks which represents approximately 98 percent of the U.S. market.
+The S&P 500 Barra Value Index contains those stocks from the S&P 500 that have a price-to-book ratio below the capitalization weighted median price-to-book ratio of the S&P 500.

ADVANTUS CORNERSTONE
FUND
MARCH 31, 1998

COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN ADVANTUS CORNERSTONE FUND, S&P 500 BARRA VALUE INDEX, RUSSELL 1000 VALUE INDEX, AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the S&P 500 Barra Value Index, the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through March 31, 1998.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Class A:
One year                        16.7%
Since inception (9/16/94)       22.3%
Class B:
One year                        16.7%
Since inception (9/16/94)       22.6%
                              Class A    Class B   S&P 500 Barra Value Index  Russell 1000 Value Index        CPI
9/16/94                       $10,000    $10,000                     $10,000                   $10,000    $10,000
9/30/94                         9,374      9,870                       9,824                     9,743     10,054
9/30/95                        11,659     11,708                      12,582                    12,441     10,275
9/30/96                        14,517     14,649                      14,929                    14,673     10,570
9/30/97                        20,085     20,400                      20,784                    20,880     10,818
3/31/98                        20,376     20,580                      23,700                    24,355     10,865

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                        21.5%
Since inception (3/1/95)        26.2%
                              Class C   S&P 500 Barra Value Index        CPI  Russell 1000 Value Index
3/01/95                       $10,000                     $10,000    $10,000                   $10,000
9/30/95                        12,013                      11,865     10,146                    12,107
9/30/96                        14,846                      14,078     10,437                    14,673
9/30/97                        20,354                      19,599     10,682                    20,880
3/31/98                        20,519                      22,348     10,728                    24,355

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold.

                                                            ADVANTUS CORNERSTONE
                                                                            FUND
                                                                  MARCH 31, 1998
Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                          MARKET     % OF STOCK
COMPANY                         SHARES     VALUE      PORTFOLIO
------------------------------  ------  -----------  -----------
Hormel Foods Corp.............  191,514 $ 7,433,137       5.2%
Everest Reinsurance
 Holdings.....................  177,590   7,303,389       5.1%
Federated Department Stores...  99,100    5,134,619       3.6%
Humana........................  201,500   4,999,719       3.5%
Enron Oil & Gas...............  207,300   4,754,944       3.3%
Banc One Corporation..........  73,810    4,668,482       3.3%
Valero Energy Corporation.....  133,300   4,448,887       3.1%
Sovereign Bancorp
 Incorporated.................  242,060   4,402,474       3.1%
NationsBank Corp..............  59,000    4,303,312       3.0%
El Paso Natural Gas Company...  60,677    4,281,521       3.0%
                                        -----------       ---
                                        $51,730,484      36.2%
                                        -----------       ---
                                        -----------       ---

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other
Assets/Liabilities                   5.4%
Transportation                        .4%
Technology                           3.2%
Health Care                          3.3%
Capital Goods                        5.4%
Financial                           23.4%
Communication Services               7.0%
Basic Materials                      7.4%
Energy                              17.0%
Consumer Staples                     8.5%
Consumer Cyclical                    9.2%
Utilities                            9.8%

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES

MARCH 31, 1998

(UNAUDITED)

(Percentages of each investment category relate to total net assets.)

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      ------------
COMMON STOCK (94.6%)
  BASIC MATERIALS (7.4%)
    Aluminum (1.9%)
    37,200   Century Aluminum Company.........................  $    558,000
    37,900   Reynolds Metals Company..........................     2,328,481
                                                                ------------
                                                                   2,886,481
                                                                ------------
    Chemicals (3.5%)
    20,200   Cytec Industries, Inc. (b).......................     1,112,262
   125,500   Morton International, Inc........................     4,117,969
     6,125   Quest Diagnostics, Inc. (b)......................       102,977
                                                                ------------
                                                                   5,333,208
                                                                ------------
    Paper and Forest (2.0%)
    67,037   Fort James Corporation...........................     3,071,133
                                                                ------------
  CAPITAL GOODS (5.4%)
    Aerospace/Defense (2.8%)
    38,000   Lockheed Martin Corporation......................     4,275,000
                                                                ------------
    Manufacturing (1.1%)
     2,034   United Dominion Industries.......................        65,978
    73,000   Walter Industries Incorporated (b)...............     1,560,375
                                                                ------------
                                                                   1,626,353
                                                                ------------
    Waste Management (1.5%)
   213,600   Philip Services Corporation (b)(c)...............     2,229,450
                                                                ------------
  COMMUNICATION SERVICES (7.0%)
    Telecommunication (2.1%)
    47,400   AT&T Corporation.................................     3,110,625
                                                                ------------

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      ------------
  COMMUNICATION SERVICES--CONTINUED
    Telephone (4.9%)
    35,096   Bell Atlantic Corporation........................  $  3,597,340
    88,142   SBC Communications, Inc..........................     3,845,195
                                                                ------------
                                                                   7,442,535
                                                                ------------
  CONSUMER CYCLICAL (9.2%)
    Retail (9.2%)
    99,100   Federated Department Stores (b)..................     5,134,619
    19,400   J.C. Penney Company..............................     1,468,337
    21,800   Philips Electronics (c)..........................     1,600,937
    68,200   Tandy Corporation................................     3,205,400
   101,380   Woolworth Corporation (b)........................     2,534,500
                                                                ------------
                                                                  13,943,793
                                                                ------------
  CONSUMER STAPLES (8.5%)
    Food (4.9%)
   191,514   Hormel Foods Corporation.........................     7,433,137
                                                                ------------
    Tobacco (3.6%)
    53,700   Philip Morris Companies, Inc.....................     2,238,619
   101,900   RJR Nabisco Holdings Corporation.................     3,190,744
                                                                ------------
                                                                   5,429,363
                                                                ------------
  ENERGY (17.0%)
    Oil (9.8%)
    72,400   Amerada Hess Corporation.........................     4,221,825
    34,000   Amoco Corporation................................     2,936,750
    34,300   Unocal Corporation...............................     1,326,981

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      ------------
  ENERGY--CONTINUED
    86,000   USX-Marathon Group...............................  $  3,235,750
    89,700   YPF Sociedad Anonima (c).........................     3,049,800
                                                                ------------
                                                                  14,771,106
                                                                ------------
    Oil & Gas (7.2%)
   207,300   Enron Oil & Gas..................................     4,754,944
    47,300   Ultramar Diamond Shamrock Corporation............     1,667,325
   133,300   Valero Energy Corporation........................     4,448,887
                                                                ------------
                                                                  10,871,156
                                                                ------------
  FINANCIAL (23.4%)
    Banks (7.7%)
    73,810   Banc One Corporation.............................     4,668,482
    29,200   Corestates Financial Corp........................     2,620,700
    59,000   NationsBank Corporation..........................     4,303,312
                                                                ------------
                                                                  11,592,494
                                                                ------------
    Finance-Diversified (4.8%)
    37,400   American Express Company.........................     3,433,787
    60,000   Federal National Mortgage Association............     3,795,000
                                                                ------------
                                                                   7,228,787
                                                                ------------
    Insurance (4.8%)
   177,590   Everest Reinsurance Holdings.....................     7,303,389
                                                                ------------
    Real Estate Investment Trust (1.9%)
    57,300   Equity Residential Properties....................     2,879,325
                                                                ------------

                                                                   MARKET
  SHARES                                                          VALUE(a)
----------                                                      ------------
  FINANCIAL--CONTINUED
    Savings and Loans (4.2%)
    49,700   Golden State Bancorp (b).........................  $  1,897,919
   242,060   Sovereign Bancorp Incorporated...................     4,402,474
                                                                ------------
                                                                   6,300,393
                                                                ------------
  HEALTH CARE (3.3%)
    Managed Care (3.3%)
   201,500   Humana (b).......................................     4,999,719
                                                                ------------
  TECHNOLOGY (3.2%)
    Technology (3.2%)
    43,400   Bay Networks, Inc. (b)...........................     1,177,225
    79,200   Electronic Data Systems Corporation..............     3,633,300
                                                                ------------
                                                                   4,810,525
                                                                ------------
  TRANSPORTATION (.4%)
    Shipping (.4%)
    20,600   Teekay Shipping Corporation (c)..................       641,175
                                                                ------------
  UTILITIES (9.8%)
    Electric Companies (7.0%)
    86,000   Dominion Resources, Inc..........................     3,612,000
   130,600   Teco Energy......................................     3,689,450
    83,500   Texas Utilities Company..........................     3,282,594
                                                                ------------
                                                                  10,584,044
                                                                ------------
    Natural Gas (2.8%)
    60,677   El Paso Natural Gas Company......................     4,281,521
                                                                ------------
Total common stocks (cost: $117,829,385)......................   143,044,712
                                                                ------------

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                        MARKET
PRINCIPAL                                                                              VALUE(a)
----------                                                                        ------------------
SHORT-TERM SECURITIES (5.1%)
$  670,000   US Treasury Bill.................................  5.154%  04/23/98     $       667,829
 4,805,000   US Treasury Bill.................................  5.179%  05/21/98           4,771,427
   175,000   US Treasury Bill.................................  5.168%  06/25/98             172,909
 2,075,000   Walt Disney CP...................................  5.588%  04/03/98           2,074,019
                                                                                  ------------------
             Total short-term securities (cost: $7,686,273).....................           7,686,184
                                                                                  ------------------
             Total investments in securities (cost: $125,515,658) (d)...........     $   150,730,896
                                                                                  ------------------
                                                                                  ------------------

Notes to Investments in Securities
----------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 5.0% of the net assets in foreign securities as of March 31, 1998.
(d) At March 31, 1998 the cost of securities for federal income tax purposes was $125,561,954. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation..........  $27,799,485
Gross unrealized depreciation..........   (2,630,543)
                                         -----------
Net unrealized appreciation............  $25,168,942
                                         -----------
                                         -----------

                                                       ADVANTUS CORNERSTONE FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                                  MARCH 31, 1998
                                                                     (UNAUDITED)

                       ASSETS
Investments in securities, at market
 value--see accompanying schedule for
 detailed listing
 (identified cost: $125,515,658).......  $150,730,896
Cash in bank on demand deposit.........         9,484
Receivable for Fund shares sold........       387,142
Dividends receivable...................       216,989
Organizational costs (note 5)..........        15,723
                                         ------------
    Total assets.......................   151,360,234
                                         ------------
                     LIABILITIES
Payable for Fund shares repurchased....        30,537
Payable to Adviser.....................       187,575
Other payables.........................        10,425
                                         ------------
    Total liabilities..................       228,537
                                         ------------
Net assets applicable to outstanding
 capital stock.........................  $151,131,697
                                         ------------
                                         ------------
Represented by:
  Capital stock--authorized 10 billion
   shares (Class A--2 billion shares,
   Class B--2 billion shares, Class
   C--2 billion shares and 4 billion
   shares unallocated) of $.01 par
   value (note 1)......................  $     89,437
  Additional paid-in capital...........   128,350,841
  Distributions in excess of net
   investment income...................        (1,095)
  Accumulated net realized losses from
   investments.........................    (2,522,724)
  Unrealized appreciation on
   investments.........................    25,215,238
                                         ------------
    Total--representing net assets
     applicable to outstanding capital
     stock.............................  $151,131,697
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class A shares........................  $120,856,960
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class B shares........................  $ 26,196,479
                                         ------------
                                         ------------
Net assets applicable to outstanding
 Class C shares........................  $  4,078,258
                                         ------------
                                         ------------
Shares outstanding and net asset value
 per share:
  Class A--Shares outstanding
   7,134,980...........................  $      16.94
                                         ------------
                                         ------------
  Class B--Shares outstanding
   1,564,304...........................  $      16.75
                                         ------------
                                         ------------
  Class C--Shares outstanding
   244,420.............................  $      16.69
                                         ------------
                                         ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998
(UNAUDITED)

Investment income:
  Interest.............................  $  256,969
  Dividends............................   1,125,737
                                         ----------
      Total investment income..........   1,382,706
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     540,007
  Distribution fees--Class A...........     163,074
  Distribution fees--Class B...........     113,109
  Distribution fees--Class C...........      18,319
  Administrative service fee...........      21,800
  Amortization of organizational
   costs...............................       5,550
  Custodian fees.......................       7,795
  Auditing and accounting services.....       8,670
  Legal fees...........................       2,298
  Directors' fees......................         914
  Registration fees....................      26,102
  Printing and shareholder reports.....      13,569
  Insurance............................       2,819
                                         ----------
      Total expenses...................     924,026
  Less fees and expenses waived or
   absorbed by Adviser:
    Class A distribution fees..........     (79,675)
                                         ----------
      Total net expenses...............     844,351
                                         ----------
      Investment income--net...........     538,355
                                         ----------
Realized and unrealized gains on
 investments:
  Net realized gains on investments
   (note 3)............................     922,743
  Net change in unrealized appreciation
   or depreciation on investments......   1,124,205
                                         ----------
      Net gains on investments.........   2,046,948
                                         ----------
Net increase in net assets resulting
 from operations.......................  $2,585,303
                                         ----------
                                         ----------

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                              STATEMENT OF CHANGES IN NET ASSETS
 FOR THE SIX MONTH PERIOD ENDED MARCH 31, 1998 AND YEAR ENDED SEPTEMBER 30, 1997
                                                                     (UNAUDITED)

                                             1998          1997
                                         ------------  ------------
Operations:
  Investment income--net...............  $    538,355  $    630,461
  Net realized gain on investements....       922,743    10,539,073
  Net change in unrealized appreciation
   or depreciation on investments......     1,124,205    18,224,827
                                         ------------  ------------
      Increase in net assets resulting
       from operations.................     2,585,303    29,394,361
                                         ------------  ------------
Distributions to shareholders from:
  Investment income--net:
    Class A............................      (518,102)     (640,427)
    Class B............................       (23,354)       (9,734)
    Class C............................        (3,544)       (1,338)
  Net realized gains on investments:
    Class A............................   (10,892,798)   (5,575,937)
    Class B............................    (2,297,711)     (967,496)
    Class C............................      (378,519)     (158,217)
                                         ------------  ------------
      Total distributions..............   (14,114,028)   (7,353,149)
                                         ------------  ------------
Capital share transactions (notes 4 and
 6):
  Proceeds from sales:
    Class A............................    20,310,949    43,863,072
    Class B............................     6,382,060    12,068,461
    Class C............................     1,556,146     2,128,188
  Proceeds from issuance of shares as a
   result of reinvested dividends:
    Class A............................     8,505,359     3,121,241
    Class B............................     2,233,800       942,926
    Class C............................       360,976       141,346
  Payments for redemption of shares:
    Class A............................    (5,981,768)   (6,118,647)
    Class B............................    (1,897,137)   (2,140,767)
    Class C............................      (936,154)     (554,087)
                                         ------------  ------------
      Increase in net assets from
       capital share transactions......    30,534,231    53,451,733
                                         ------------  ------------
      Total increase in net assets.....    19,005,506    75,492,945
Net assets at beginning of period......   132,126,191    56,633,246
                                         ------------  ------------
Net assets at end of period (including
 (distributions in excess of)
 undistributed net investment income of
 ($1,095) and $0, respectively)........  $151,131,697  $132,126,191
                                         ------------  ------------
                                         ------------  ------------

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998
(UNAUDITED)

(1) ORGANIZATION
    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment object is to seek the long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 7,500 Class A shares and 7,500 Class B shares. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 990,644 Class A shares for $10 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the period ended March 31, 1998, purchases of securities and proceeds from sales, other than temporary investments in short-term securities aggregated $80,478,048 and $69,234,539, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formally known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a
 .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .25 percent. Prior to January 30, 1998, Ascend waived that portion of Class A distribution fees which exceeded, as a percentage of average daily net assets, .10 percent. Ascend waived Class A distribution fees in the amount of $79,675 for the period ended March 31, 1998.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS--(CONTINUED)
    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee, equal to $3,700, to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1998, the administrative services fee was $3,600.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $303,366.

    As of March 31, 1998, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,263,262 Class A shares which represents 31.7 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $2,298.

(5) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(6) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the period from October 1, 1997 to March 31, 1998 and the year ended September 30, 1997 were as follows:

                                                      CLASS A                 CLASS B                CLASS C
                                               ----------------------  ----------------------  --------------------
                                                  1998        1997        1998        1997       1998       1997
                                               ----------  ----------  ----------  ----------  ---------  ---------
Sold.........................................   1,212,562   2,693,449     380,934     747,344     93,474    130,326
Issued for reinvested distributions..........     530,840     203,010     142,208      63,541     23,048      9,776
Redeemed.....................................    (354,751)   (362,180)   (114,747)   (130,360)   (56,055)   (33,515)
                                               ----------  ----------  ----------  ----------  ---------  ---------
                                                1,388,651   2,534,279     408,395     680,525     60,467    106,587
                                               ----------  ----------  ----------  ----------  ---------  ---------
                                               ----------  ----------  ----------  ----------  ---------  ---------

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS
        Per share data for a share of capital stock and selected information for each period are as follows:

                                                                    CLASS A
                                          ------------------------------------------------------------
                                          PERIOD FROM                                     PERIOD FROM
                                          OCTOBER 1,                                     SEPTEMBER 16,
                                            1997 TO        YEAR ENDED SEPTEMBER 30,       1994(b) TO
                                           MARCH 31,    -------------------------------  SEPTEMBER 30,
                                             1998          1997        1996    1995(a)       1994
                                          -----------   ----------   --------  --------  -------------
Net asset value, beginning of period....   $  18.68     $    15.06   $  12.96  $  10.63    $  10.77
                                          -----------   ----------   --------  --------  -------------
Income from investment operations:
  Net investment income (loss)..........        .07            .14        .09       .12         .01
  Net gains or losses on securities
   (both realized and unrealized).......        .03           5.19       2.91      2.42        (.15)
                                          -----------   ----------   --------  --------  -------------
    Total from investment operations....        .10           5.33       3.00      2.54        (.14)
                                          -----------   ----------   --------  --------  -------------
Less distributions:
  Dividends from net investment
   income...............................       (.08)          (.14)      (.08)     (.16)         --
  Distributions from capital gains......      (1.76)         (1.57)      (.82)     (.05)         --
                                          -----------   ----------   --------  --------  -------------
    Total distributions.................      (1.84)         (1.71)      (.90)     (.21)         --
                                          -----------   ----------   --------  --------  -------------
Net asset value, end of period..........   $  16.94     $    18.68   $  15.06  $  12.96    $  10.63
                                          -----------   ----------   --------  --------  -------------
                                          -----------   ----------   --------  --------  -------------
Total return (c)........................        1.5%          38.4%      24.5%     24.4%       (1.3)%
Net assets, end of period (in
   thousands)...........................   $120,856     $  107,322   $ 48,383  $ 29,520    $ 10,616
Ratio of expenses to average daily net
   assets (d)(e)........................       1.09%(g)       1.08%      1.26%     1.35%        .05%(f)
Ratio of net investment income (loss) to
   average daily net assets (d)(e)......        .96%(g)        .85%       .70%     1.01%        .07%(f)
Portfolio turnover rate (excluding
   short-term securities)...............       54.7%          87.7%     128.0%    160.1%        8.1%
Average commission rate on stock
   transactions (h).....................   $  .0546     $    .0584   $  .0721       N/A         N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor voluntarily waived $79,675, $149,466 and $74,454 in Class A distribution fees for the period ended March 31, 1998 and the years ended September 30, 1997 and 1996, respectively. If the Fund had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .8%, .65% and .50%, respectively, for Class A shares.
(e) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratios of expenses to average daily net assets would have been 1.81% and .07%, respectively, for Class A shares, and the ratios for net investment income to average daily net assets would have been .56% and .05%, respectively, for Class A shares.
(f) Ratios presented for the period from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(g) Adjusted to an annual basis.
(h) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                         CLASS B
                                          ----------------------------------------------------------------------
                                          PERIOD FROM                                              PERIOD FROM
                                          OCTOBER 1,                                              SEPTEMBER 16,
                                            1997 TO            YEAR ENDED SEPTEMBER 30,             1994(b) TO
                                           MARCH 31,     -------------------------------------    SEPTEMBER 30,
                                             1998           1997          1996        1995(a)          1994
                                          -----------    ----------    ----------    ---------    --------------
Net asset value, beginning of period....   $  18.52      $    14.92    $    12.90    $   10.63      $  10.77
                                          -----------    ----------    ----------    ---------    --------------
Income from investment operations:
  Net investment income (loss)..........        .02              --          (.01)         .02          (.01)
  Net gains or losses on securities
   (both realized and unrealized).......       (.01)           5.18          2.86         2.41          (.13)
                                          -----------    ----------    ----------    ---------    --------------
    Total from investment operations....        .01            5.18          2.85         2.43          (.14)
                                          -----------    ----------    ----------    ---------    --------------
Less distributions:
  Dividends from net investment
   income...............................       (.02)           (.01)         (.01)        (.11)           --
  Distributions from capital gains......      (1.76)          (1.57)         (.82)        (.05)           --
                                          -----------    ----------    ----------    ---------    --------------
    Total distributions.................      (1.78)          (1.58)         (.83)        (.16)           --
                                          -----------    ----------    ----------    ---------    --------------
Net asset value, end of period..........   $  16.75      $    18.52    $    14.92    $   12.90      $  10.63
                                          -----------    ----------    ----------    ---------    --------------
                                          -----------    ----------    ----------    ---------    --------------
Total return (c)........................         .9%           37.7%         23.4%        23.2%         (1.3)%
Net assets, end of period (in
  thousands)............................   $ 26,196      $   21,405    $    7,095    $   1,635      $     93
Ratio of expenses to average daily net
  assets (d)............................       1.93%(f)        1.98%         2.15%        2.25%          .09%(e)
Ratio of net investment income (loss) to
  average daily net assets (d)..........       0.12%(f)        (.05)%        (.11)%        .05%          .03%(e)
Portfolio turnover rate (excluding
  short-term securities)................       54.7%           87.7%        128.0%       160.1%          8.1%
Average commission rate on stock
  transactions (g)......................   $  .0546      $    .0584    $    .0721          N/A           N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $83,746 and $1,872 in expenses for the year ended September 30, 1995 and the period ended September 30, 1994. If the Fund had been charged for these expenses, the ratios of expenses to average daily net assets would have been 2.45% and .10% for Class B shares and 2.34% for Class C shares. The ratios of net investment income (loss) to average daily net assets would have been (.15%) and .02% for Class B shares and (.16%) for Class C shares.
(e) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing the total brokerage commissions paid on applicable purchases and sales of stocks for the period by the total number of related shares purchased and sold.

                                                       ADVANTUS CORNERSTONE FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(7) FINANCIAL HIGHLIGHTS--(CONTINUED)

                                                                 CLASS C
                                          -----------------------------------------------------
                                          PERIOD FROM                              PERIOD FROM
                                          OCTOBER 1,     YEAR ENDED SEPTEMBER       MARCH 1,
                                            1997 TO               30,              1995(b) TO
                                           MARCH 31,    -----------------------   SEPTEMBER 30,
                                             1998          1997         1996          1995
                                          -----------   ----------   ----------   -------------
Net asset value, beginning of period....   $  18.48     $    14.94   $    12.90     $  10.79
                                          -----------   ----------   ----------   -------------
Income from investment operations:
  Net investment income (loss)..........       0.01             --           --          .02
  Net gains or losses on securities
   (both realized and unrealized).......       (.03)          5.12         2.88         2.14
                                          -----------   ----------   ----------   -------------
    Total from investment operations....       (.02)          5.12         2.88         2.16
                                          -----------   ----------   ----------   -------------
Less distributions:
  Dividends from net investment
   income...............................       (.01)          (.01)        (.02)        (.05)
  Distributions from capital gains......      (1.76)         (1.57)        (.82)          --
                                          -----------   ----------   ----------   -------------
    Total distributions.................      (1.77)         (1.58)        (.84)        (.05)
                                          -----------   ----------   ----------   -------------
Net asset value, end of period..........   $  16.69     $    18.48   $    14.94     $  12.90
                                          -----------   ----------   ----------   -------------
                                          -----------   ----------   ----------   -------------
Total return (c)........................         .8%          37.1%        23.6%        20.1%
Net assets, end of period (in
  thousands)............................   $  4,079     $    3,399   $    1,156     $     47
Ratio of expenses to average daily net
  assets (d)............................       1.93%(f)       1.98%        2.13%        2.25%(f)
Ratio of net investment income (loss) to
  average daily net assets (d)..........       0.11%(f)       (.05)%       (.01)%       (.07)%(f)
Portfolio turnover rate (excluding
  short-term securities)................       54.7%          87.7%       128.0%       160.1%
Average commission rate on stock
  transactions (g)......................   $  .0546     $    0.584   $    .0721          N/A

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account-subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You can move money from one Advantus account to any other Advantus account you own (with identical registrations within the same class) just by calling our toll free number. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form.

SYSTEMATIC EXCHANGE: You can move a set amount of money monthly from one Advantus Fund to another Advantus Fund (with identical registrations within the same class) to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically each month from your checking or savings account.

IRAs, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Traditional or Roth Individual Retirement Account or other qualified plan including: SEP IRA'S, SIMPLE IRA's, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Exchange and Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange and Redemption may be changed (added/deleted) at any time by submitting a request in writing or by completing a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You will receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining personal information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Advantus Account Representatives are available Monday through Friday from 8 a.m. to 4:45 p.m. Central Time. Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005).

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use the Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.7 billion in assets in addition to $2.1 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund

Advantus Horizon Fund

Advantus Spectrum Fund

Advantus Enterprise Fund

Advantus Cornerstone Fund

Advantus Money Market Fund

Advantus Mortgage Securities Fund

Advantus International Balanced Fund

Advantus Venture Fund

Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

ADDRESS SERVICE REQUESTED

F.48648 Rev. 5-1998